UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2022

VICKERS VANTAGE CORP. I

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39852	N/A
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 Harbourfront Avenue, #16-06, Keppel Bay Tower, Singapore 098632, Singapore

(Address of Principal Executive Offices) (Zip Code)

(646) 974-8301

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one-half of one redeemable warrant	VCKAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	VCKA	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	VCKAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”) filed with the Securities and Exchange Commission on April 11, 2022 by Vickers Vantage Corp. I (the “Company”) is being filed to correct the date of the press release referred to in such Current Report on Form 8-K and to file the correct press release as issued by the Company.

This Amendment No. 1 does not amend any other item of the original Current Report on Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Current Report on Form 8-K. The information previously reported in or filed with the Current Report on Form 8-K is hereby incorporated by reference to this Form 8-K/A.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information relating to the Note included in Item 8.01 is incorporated by reference in this item to the extent required herein.

Item 8.01 Other Events.

On April 10, 2022, Vickers Venture Fund VI Pte Ltd and Vickers Venture Fund VI (Plan) Pte Ltd (the “Sponsors”), each a Singapore company affiliated with certain of officers and directors of Vickers Vantage Corp. I (the “Company”), deposited an aggregate of $1,035,000 into the trust account established in connection with the Company’s initial public offering (the “April 2022 Deposit”). The April 2022 Deposit was required to provide the Company an additional three months to consummate an initial business combination pursuant to the Company’s Amended and Restated Memorandum and Articles of Association. The April 2022 Deposit was made in the form of a non-interest bearing loan.

The April 2022 Deposit was evidenced by a promissory note (the “Note”). If the Company completes an initial business combination, the Company will repay the amount evidenced by the Note. If the Company does not complete a business combination, it will repay such amount only from funds held outside of the trust account.

The Company now has until July 11, 2022 to consummate an initial business combination. If the Company is unable to complete a business combination by such date (and the Company does not seek a further amendment to the Company’s Amended and Restated Memorandum and Articles of Association to provide it with additional time to consummate an initial business combination), it will then liquidate.

The foregoing summary of the Note is qualified in its entirety by reference to the text of the Note, a copy of which is filed as an exhibit hereto and incorporated by reference herein.

On April 11, 2022, the Company issued a press release announcing the extension of time to consummate an initial business combination. A copy of the press release is filed as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Promissory Note
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2022

VICKERS VANTAGE CORP. I

By:	/s/ Jeffrey Chi
	Name:	Jeffrey Chi
	Title:	Chief Executive Officer

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